EXHIBIT 24.1

                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below hereby constitutes and appoints James E. Buckman and E. Kirk Shelton, and each and either of them, his or her true and lawful attorney-in-fact and agent for him or her and in his or her name, place and stead, in any and all capacities, to sign (1) any and all amendments (including, without limitation, post-effective amendments) to Registration Statement No. 333-34517 (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") and any and all instruments and documents filed as part of or in connection or supplements or amendments to the Registration Statement covering the offering and issuance of Cendant Corporation's (the "Company") common stock (the "Securities") pursuant to such registration statement in connection with the merger of the Company with HFS Incorporated, and (2) any additional registration statements or reports to be filed by the Company with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, or otherwise and/or with the applicable governmental authorities of any State in connection with the issuance of such Securities, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents or any of them, shall do or cause to be done by virtue hereof.


/s/ Henry R. Silverman             /s/ Frederick D. Green
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Henry R. Silverman                 Frederick D. Green
Date: December 17, 1997            Date: December 17, 1997

/s/ Michael P. Monaco              /s/Carole G. Hankin
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Michael P. Monaco                  Carole G. Hankin
Date: December 17, 1997            Date: December 17, 1997

/s/ Stephen P. Holmes              /s/ Brian Mulroney
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Stephen P. Holmes                  Brian Mulroney, P.C., LL.D.
Date: December 17, 1997            Date: December 17, 1997

/s/ Robert D. Kunisch              /s/ Robert E. Nederlander
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Robert D. Kunisch                  Robert E. Nederlander
Date: December 17, 1997            Date: December 17, 1997

/s/ John D. Snodgrass              /s/ Anthony G. Petrello
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John D. Snodgrass                  Anthony G. Petrello
Date: December 17, 1997            Date: December 17, 1997

/s/ Robert T. Tucker               /s/ Robert W. Pittman
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Robert T. Tucker                   Robert W. Pittman
Date: December 17, 1997            Date: Robert W. Pittman

/s/ James E. Buckman               /s/ E. John Rosenwald, Jr.
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James E. Buckman                   E. John Rosenwald, Jr.
Date: December 17, 1997            Date:  December 17, 1997

/s/ Leonard S. Coleman             /s/ Leonard Schutzman
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Leonard S. Coleman                 Leonard Schutzman
Date: December 17, 1997            Date: December 17, 1997

/s/ Christel DeHaan                /s/ Robert F. Smith
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Christel DeHaan                    Robert F. Smith
Date: December 17, 1997            Date: December 17, 1997

/s/ Martin L. Edelman              /s/ Craig R. Stapleton
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Martin L. Edelman                  Craig R. Stapleton
Date: December 17, 1997            Date: December 17, 1997